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                                                                    EXHIBIT 23.1

                       CONSENT OF INDEPENDENT ACCOUNTANTS




We consent to the incorporation by reference in the Registration Statements on Forms S-8 (Nos. 333-84656, 333-17773, 333-15711, 333-89855, 333-69098 and
333-42377) and Form S-3 (No. 333-88694) of our reports dated February 4, 2003 relating to the consolidated financial statements and financial statement schedule which appear in this Form 10-K for the year ended December 31, 2002.



PricewaterhouseCoopers LLP



Atlanta, Georgia
March 27, 2003